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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 11, 1999

                                   FOAMEX L.P.
                           FOAMEX CAPITAL CORPORATION

             (Exact name of registrant as specified in its charter)

Delaware                             1-11432                    05-0475617
(State or other                  (Commission File              (IRS Employer
jurisdiction of                       Number)                Identification No.)
incorporation)

1000 Columbia Avenue, Linwood, PA                                      19061
(Address of principal executive offices)                             (Zip Code)

Registrant's telephone number, including area code: (610) 859-3000
                                 Not Applicable
          (Former name or former address, if changed from last report)


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Item 5.  Other Events

         On March 11, 1999, Foamex L.P. amended aspects of its Credit Agreement. The amendments to such credit agreement are incorporated by reference herein as described below.

Item 7.  Financial Statements and Exhibits

         (a)  Financial Statements of businesses acquired:
                  None.

         (b)  Pro Forma financial information:
                  None.

         (c)  Exhibits:

                  4.4.2 Amendment No. 2 to Credit Agreement, dated as of March 11, 1999, amending in certain respects the Credit Agreement dated as of June 12, 1997, as amended and restated as of February 27, 1998, by and among Foamex L.P., FMXI, Inc., the institutions from time to time party thereto as lenders, the institutions from time to time party thereto as issuing banks and Citicorp USA, Inc. and The Bank of Nova Scotia, as administrative agents ("Foamex L.P. Credit Agreement").

                  4.4.46 Amendment No. 1 to Second Amended and Restated Foamex
                         International Inc. Guaranty, dated as of March 11, 1999, amending in certain respects the Guaranty dated as of February 27, 1998, made by Foamex International Inc. in favor of Citicorp USA, Inc., as Collateral Agent pursuant to the Foamex L.P.
                         Credit Agreement.

                         All exhibits referenced above are hereby incorporated by reference to the Current Report on Form 8-K File Number 0-22624 of Foamex International Inc., dated as of March 11, 1998 pursuant to Rule 12b-32 of the Exchange Act.


                                       -2-

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       FOAMEX L.P.

                                       BY FMXI, Inc.
                                       its Managing General Partner

                                              /s/ Philip N. Smith, Jr.
                                       -------------------------------
                                       Name:  Philip N. Smith, Jr.
                                       Title: Vice President


                                       FOAMEX CAPITAL CORPORATION

                                              /s/ Philip N. Smith, Jr.
                                       -------------------------------
                                       Name:  Philip N. Smith, Jr.
                                       Title: Vice President


March 31, 1999


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                                  EXHIBIT INDEX

Exhibit
-------
4.4.2 Amendment No. 2 to Credit Agreement, dated as of March 11, 1999, amending in certain respects the Credit Agreement dated as of June 12, 1997, as amended and restated as of February 27, 1998, by and among Foamex L.P., FMXI, Inc., the institutions from time to time party thereto as lenders, the institutions from time to time party thereto as issuing banks and Citicorp USA, Inc. and The Bank of Nova Scotia, as administrative agents.

4.4.46 Amendment No. 1 to Second Amended and Restated Foamex International Inc. Guaranty, dated as of March 11, 1999, amending in certain respects the Guaranty dated as of February 27, 1998, made by Foamex International Inc. in favor of Citicorp USA, Inc., as Collateral Agent pursuant to the Foamex L.P.
                         Credit Agreement.